Horizon Spin-off and Corporate Restructuring Fund

Supplement dated May 12, 2017 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated September 1, 2016.

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

On March 16, 2017, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Horizon Spin-off and Corporate Restructuring Fund (the “Acquired Fund”), a series of the Trust, into a newly organized series (the “Acquiring Fund”) of Kinetics Mutual Funds, Inc., subject to completion of certain due diligence reviews.  The reorganization of the Acquired Fund is subject to approval by its shareholders.

The Acquiring Fund will have the same investment objective and a substantially similar principal strategy as the Acquired Fund.  Following the reorganization, Kinetics Asset Management, LLC (“Kinetics”), an affiliate of Horizon Asset Management LLC, the Fund’s current sub-advisor, will serve as the Acquiring Fund’s investment advisor and provide day-to-day portfolio management services to the Acquiring Fund.

The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization.  The reorganization is intended to qualify as a tax-free transaction for federal tax purposes. Kinetics and Liberty Street Advisors, Inc., the Acquired Funds’ current investment advisor, have agreed to bear the costs of the Acquired Fund related to the reorganization.

The Trust will call a shareholder meeting at which shareholders of the Acquired Fund will be asked to consider and vote on the Plan.  If shareholders of the Acquired Fund approve the reorganization, the reorganization is expected to take effect in July 2017.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization.  Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please file this Supplement with your records.